UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 10, 2010

JACKSONVILLE BANCORP, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-30248	59-3472981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 North Laura Street, Suite 1000
Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

(904) 421-3040
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On May 10, 2010, Jacksonville Bancorp, Inc. (the “Company”), the bank holding company for The Jacksonville Bank, and Atlantic BancGroup, Inc. (“ATBC”), the bank holding company for Oceanside Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the terms and conditions contained therein, ATBC will merge with and into the Company (the “Merger”), with the Company remaining as the surviving entity.  The Merger Agreement also contemplates the merger of Oceanside Bank with and into The Jacksonville Bank (the “Bank Merger”) immediately following the Merger.  The Merger Agreement was unanimously approved by the boards of directors of each of the Company and ATBC.  Before their entry into the Merger Agreement, no material relationship existed between the Company and ATBC.

Under the terms of the Merger Agreement, ATBC shareholders will receive, for each share of ATBC common stock held on the record date, 0.2 shares of the Company’s common stock (the “Common Stock”).  The proposed consideration will consist of approximately 249,503 shares of Common Stock (collectively, the “Merger Shares”).  Additionally, ATBC shareholders are entitled to receive cash of up to approximately $0.65 for each share of ATBC common stock held, subject to the qualifying sale of certain ATBC assets.  Under the Merger Agreement, one member of ATBC’s board of directors, anticipated to be Donald F. Glisson, Jr., will be appointed to the Company’s board of directors.

The Merger is conditioned upon (i) approval by the Federal Reserve Board, the Florida Office of Financial Regulation and the ATBC shareholders, (ii) the effectiveness of a registration statement registering the Merger Shares and approval of the Merger Shares for listing on the Nasdaq Global Market, (iii) certain minimum net worth, deposit and loan portfolio requirements of ATBC and certain net worth requirements of the Company, (iv) the conditions described below and (v) other customary closing conditions.  Certain of the conditions to closing the Merger relate to the Stock Purchase (defined below), including (i) approval of the Stock Purchase by the Company’s shareholders, (ii) the satisfaction of the conditions to closing in the Stock Purchase Agreement (defined below), and (iii) receipt of notification from the Investors (defined below) that they have received all funds necessary to complete the Stock Purchase.

The Merger Agreement may be terminated by either the Company or ATBC under certain circumstances, including if the Merger has not closed by December 31, 2010.  If the Merger Agreement is terminated under particular circumstances set forth in the Merger Agreement, ATBC will be required to pay to the Company, or the Company will be required to pay to ATBC, a termination fee in the amount of $300,000.

Stockholders Agreement

The Company entered also into a stockholders agreement (the “Stockholders Agreement”) on May 10, 2010 with ATBC and the directors of ATBC, in the directors’ capacity as shareholders of ATBC, pursuant to which (among other things) the directors of ATBC agreed not to sell their shares of ATBC common stock and to vote them in favor of the Merger.

Stock Purchase Agreement

In connection with the proposed Merger and also on May 10, 2010, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with four accredited investors (the “Investors”) for the purchase by the Investors of an aggregate of 3 million shares of Common Stock to be issued by the Company at a cash purchase price of $10.00 per share (the “Stock Purchase”), subject to the terms and conditions contained therein.  Under the Stock Purchase Agreement, CapGen Capital Group IV LP (“CapGen”) has committed to purchase approximately $19.6 million in shares of Common Stock and the Company has agreed to nominate and appoint a designee of CapGen to the Company’s board of directors, currently anticipated to be John Sullivan.   The Stock Purchase is conditioned upon, among other things, the Company’s shareholders’ approval of the Stock Purchase, the Company’s amendment and restatement of its articles of incorporation and bylaws, the closing of the Merger and the Bank Merger, and the Investors receiving all required regulatory consents.  The Stock Purchase Agreement may be terminated by the Company or an Investor under certain circumstances, including that an Investor may terminate with respect to its investment if the closing of the Stock Purchase has not occurred by December 31, 2010.  If the Stock Purchase Agreement is terminated, CapGen may be entitled to a termination fee of $500,000.

Under the Stock Purchase Agreement, the Investors have preemptive rights with respect to public or private offerings of the Company’s common stock (or rights to purchase, or securities convertible into or exercisable for, common stock) during a 24-month period after the closing of the Stock Purchase to enable the Investors to maintain their percentage interests of the Company’s common stock beneficially owned.  Also under the Stock Purchase Agreement, the Company has agreed to conduct its business in the usual and ordinary course and is prohibited from taking certain actions without the prior written consent of CapGen, including, among others, (i) issuing additional shares of capital stock (with certain exceptions), (ii) making any material change in accounting methods or systems of internal controls, (iii) participating in certain related party transactions, (iv) changing its lending or other material banking policies, and (v) making or committing to make any capital expenditures in excess of $100,00 without prior approval from the Company’s board of directors.

Prior to entering into the Merger Agreement and the Stock Purchase Agreement, the Company’s board of directors obtained a fairness opinion from Wunderlich Securities indicating that the consideration to be received by the Company in the Stock Purchase, and the consideration to be paid by the Company in the acquisition of ATBC pursuant to the Merger Agreement, is fair to the Company from a financial point of view.

Registration Rights Agreement

On the same date and in connection with the Stock Purchase, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors pursuant to which the Company is obligated to use its reasonable best efforts to file a registration statement covering the resale of the Common Stock issued to the Investors in the Stock Purchase by the earlier of (i) 30 days following the closing of the Stock Purchase, and (ii) two business days following the Company’s filing of audited or pro forma financial statements with the Securities and Exchange Commission (the “SEC”) to reflect the Merger, if required.   The Registration Rights Agreement also provides Investors with demand registration rights and piggyback registration rights under certain circumstances.

Under the Registration Rights Agreement, the registration statement must generally be declared effective by the earlier of (i) 60 days following the filing date (or 120 days in the event the registration statement is reviewed by the SEC or additional financial statements reflecting the acquisition of ATBC are required or requested by the SEC), and (ii) five business days after the Company is notified that the registration statement will not be reviewed or will not be subject to further review.   In the event the registration statement is not filed by the filing deadline provided in the Registration Rights Agreement, or declared effective by the effectiveness deadline, subject to certain other conditions, the Company will be liable to the Investors for liquidated damages in the amount of 1% of the purchase price paid for any Common Stock held on such day, as more specifically provided in the Registration Rights Agreement.

The foregoing descriptions of the Merger Agreement, the Stockholders Agreement, the Stock Purchase Agreement and the Registration Rights Agreement do not purport to be complete, and are qualified in their entirety by reference to such agreements, which are filed as Exhibits 2.1, 10.1, 10.2 and 10.3 hereto, respectively, and are incorporated herein by reference.

Important Information

This document may be deemed to be solicitation material in respect of the proposed transactions. In connection with the proposed transactions, the Company will file with the SEC a registration statement on Form S-4 and a separate proxy statement. Shareholders of ATBC are encouraged to read the registration statement, the proxy statement/prospectus that will be a part of the registration statement and any other relevant documents filed with the SEC because they will contain important information about the proposed transactions.   Shareholders of the Company are encouraged to read the proxy statement and any other relevant documents filed with the SEC because they will contain important information about the proposed transactions.  The final proxy statement/prospectus will be mailed to shareholders of ATBC and a separate proxy statement will be mailed to shareholders of the Company.  Investors and security holders will be able to obtain copies of the documents free of charge at the SEC’s website, www.sec.gov.  In addition, the documents may also be obtained, free of charge, from the Company by contacting Valerie A. Kendall, Chief Financial Officer, Jacksonville Bancorp, Inc., 100 North Laura Street, Suite 1000, Jacksonville, Florida 32202, or from ATBC by contacting David L. Young, Chief Financial Officer, Atlantic BancGroup, Inc., 1315 South Third Street, Jacksonville Beach, Florida 32250.

This report does not constitute an offer to buy, or a solicitation to sell, shares of any security or the solicitation of any proxies from the shareholders of the Company or ATBC.

The Company, ATBC and their respective directors and executive officers may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on March 29, 2010.  Information regarding ATBC’s directors and executive officers is available in its annual report on Form 10-K, as filed with the SEC.

Additional information regarding the interests of those participants and other persons who may be deemed participants in the proxy solicitation may be obtained by reading the proxy statement/prospectus and separate proxy statement regarding the proposed transactions when they become available. Shareholders of the Company and ATBC may obtain free copies of these documents as described above.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the Stock Purchase set forth under Item 1.01 is incorporated by reference into this Item 3.02. The issuance of securities pursuant to the Stock Purchase is a private placement to “accredited investors” (as that term is defined under Rule 501 of Regulation D), and is exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), in reliance upon Section 4(2) of the Securities Act, as a transaction by an issuer not involving a public offering.

Item 8.01	Other Events.

On May 10, 2010, the Company announced that it had entered into the Merger Agreement and the Stock Purchase Agreement by press release, a copy of which is filed as Exhibit 99.1 hereto.

CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

The information presented above may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the expected benefits of the merger between the Company and ATBC, including future financial and operating results, cost savings, enhanced revenues, the expected market position of the combined company, and the accretion or dilution to reported earnings and to cash earnings that may be realized from the transaction; (ii) statements about the Company’s and ATBC’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “will,” “expect,” “may,” “believe,” “propose,” “anticipated,” and similar words.

Forward-looking statements, which are statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of the Company or ATBC to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Neither the Company nor ATBC undertake to update any forward-looking statements. In addition, the Company and ATBC, through their senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of such senior management based upon current information and involve a number of risks and uncertainties.

All written or oral forward-looking statements attributable to the Company and ATBC, respectively, are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s and ATBC’s respective annual reports on Form 10-K for the year ended December 31, 2009, and otherwise in their respective subsequent SEC reports and filings.

Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, without limitation, the following: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; changes in the interest rate environment reducing interest margins; legislation or regulatory changes that adversely affect the business in which the combined company would be engaged; as well as the difficulties and risks inherent with entering new markets.

Item 9.01	Exhibits.

(2)	Exhibits

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger by and between Jacksonville Bancorp, Inc. and Atlantic BancGroup, Inc. dated as of May 10, 2010. (1)
10.1	Stockholders Agreement by and among Jacksonville Bancorp, Inc., Atlantic BancGroup, Inc. and each of the directors of Atlantic BancGroup, Inc. dated as of May 10, 2010.
10.2	Stock Purchase Agreement by and among Jacksonville Bancorp, Inc. and the investors named therein dated as of May 10, 2010.
10.3	Registration Rights Agreement by and among Jacksonville Bancorp, Inc. and the investors named therein dated as of May 10, 2010.
99.1
Press released dated May 10, 2010 issued by Jacksonville Bancorp, Inc.  (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on May 10, 2010, File No. 000-30248).

(1)	The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

By:	/s/ Valerie A. Kendall
Name:	Valerie A. Kendall
Title:	Executive Vice President and Chief Financial Officer

Date:	May 14, 2010

Exhibit Index

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger by and between Jacksonville Bancorp, Inc. and Atlantic BancGroup, Inc. dated as of May 10, 2010. (1)
10.1	Stockholders Agreement by and among Jacksonville Bancorp, Inc., Atlantic BancGroup, Inc. and each of the directors of Atlantic BancGroup, Inc. dated as of May 10, 2010.
10.2	Stock Purchase Agreement by and among Jacksonville Bancorp, Inc. and the investors named therein dated as of May 10, 2010.
10.3	Registration Rights Agreement by and among Jacksonville Bancorp, Inc. and the investors named therein dated as of May 10, 2010.
99.1
Press released dated May 10, 2010 issued by Jacksonville Bancorp, Inc.  (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on May 10, 2010, File No. 000-30248).

(1)	The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.